UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2009

PERF-GO GREEN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-141054	20-3079717
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

12 East 52nd  Street, 4th Floor, New York, New York 10022

(Address of principal executive offices) (zip code)

(212) 935-3550

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On January 19, 2009, Arthur Stewart, the Chief Financial Officer of Perf-Go Green Holdings, Inc., (the “Registrant”) informed the Board of Directors of the Registrant that he was resigning his position for personal reasons effective immediately. Following Mr. Stewart’s departure, Michael Caridi, the Registrant’s Chief Operating Officer, is acting as interim Chief Financial Officer until a permanent Chief Financial Officer is appointed. Mr. Caridi’s background is described in Amendment No. 4 to the Registrant's Registration Statement filed on Form S-1 on December 24, 2008. Candidates for the permanent position are under review and the Company expects to name a replacement after such review is completed.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

None.

(b)  Pro forma financial information.

None.

(c)  Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perf-Go Green Holdings, Inc.

January 23, 2009	By:	/s/ Anthony Tracy
Anthony Tracy
President